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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 18, 2006

                              NTL INCORPORATED
                 (FORMERLY KNOWN AS TELEWEST GLOBAL, INC.)
           (Exact name of Registrant as specified in its charter)

          DELAWARE                FILE NO. 000-50886           52-3778427
  (State of Incorporation)     (Commission File Number)      (IRS Employer
                                                           Identification No.)

           909 THIRD AVENUE, SUITE 2863, NEW YORK, NEW YORK 10022
            (Address of principal executive offices) (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 906-8440

        Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             TABLE OF CONTENTS


Item 8.01     Other Items.


SIGNATURES

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ITEM 8.01 APPROVAL BY VIRGIN MOBILE SHAREHOLDERS OF VIRGIN MOBILE SCHEME OF
ARRANGEMENT.

On May 24, 2006, at a meeting directed to be convened by the High Court of Justice in England and Wales in London (the "Court"), the shareholders of Virgin Mobile (UK) Holdings plc ("Virgin Mobile") approved the proposed scheme of arrangement through which NTL Incorporated intends to implement its offer (the "Offer") to acquire 100% of the shares of Virgin Mobile.

Furthermore, at an extraordinary general meeting of Virgin Mobile held on May 24, 2006, the ordinary resolution approving the trademark licence agreement in respect of the Virgin brand between Virgin Enterprises Limited and NTL Group Limited was approved by the requisite majority vote of Virgin Mobile shareholders who are unaffiliated with Virgin Enterprises Limited. Additionally, the special resolution to approve the scheme and the related reduction of capital was approved by the Virgin Mobile shareholders.

The scheme of arrangement is still subject to the sanction of, and confirmation by, the Court.

The indicative timetable for implementation of the Offer is currently expected to be as follows:

Scheme Court Hearing                        June 30, 2006

Last day of dealings in, and for
transfers of, Virgin Mobile Shares          June 30, 2006

Dealing in Virgin Mobile Shares suspended   4.30 p.m. (British Summer Time),
                                            June 30, 2006

Scheme Record Time                          6.00 p.m. (British Summer Time),
                                            July 1, 2006

Reduction Court Meeting                     July 3, 2006

Effective Date of Scheme                    July 4, 2006

De-listing of Virgin Mobile Shares          8.00 a.m. (British Summer Time),
                                            July 4, 2006

Dealings in new NTL Shares commence         9.30 a.m. (Eastern Daylight Time),
                                            July 5, 2006

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 25, 2006                         NTL INCORPORATED




                                            By: /s/ Bryan H. Hall
                                               ---------------------------
                                               Bryan H. Hall
                                               Secretary